1% to 5% Shareholders

                                LOCK-UP AGREEMENT




                                January __, 1999



Schneider Securities, Inc.
1120 Lincoln Street, Suite 900
Denver, Colorado  80203

Ladies and Gentlemen:

     The undersigned understands that Schneider Securities, Inc. (the "Representative") proposes to enter into an Underwriting Agreement with Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), providing for the public offering of shares of common stock and/or common stock purchase warrants of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission. The date the Registration Statement is declared effective by the Securities and Exchange Commission is hereinafter referred to as the "Effective Date." The term "Common Stock" hereinafter means the Common Stock of the Company.

     In consideration of the agreement by the Representative to offer and sell the Securities in the public offering and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of 13 months from the Effective Date, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any Common Stock issuable or issued upon exercise of any options or warrants, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date, other than (i) in a nonpublic transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended, if the transferee agrees, as a condition to such transfer, to be bound by the restrictions contained herein and if the undersigned (except in the case of the undersigned's death) continues to be deemed the beneficial owner of the securities being transferred in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, or (ii) with the prior written consent of the Representative. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock and any of the other securities of the Company described above that are held by the undersigned except in compliance with the foregoing restrictions. The Representative may, in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder and, if the Representative releases any securities of any other security holder, the securities of the undersigned shall not be entitled to be released from this Lock-Up Agreement.

Schneider Securities, Inc.
January ___, 1999
Page 2


     The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned prior to the Effective Date for a period of 13 months from the Effective Date without the prior written consent of the Representative.

     The undersigned further agrees that for a period of three (3) years from the Effective Date, all public sales of the Company's Common Stock by the undersigned shall be effected through or with the Representative on an exclusive basis, provided that the Representative offers the best price reasonably available to the undersigned. In addition, for a period of three years commencing two years from the Effective Date in the case of private transactions in the Company's Common Stock, the undersigned shall offer the Representative the exclusive opportunity to purchase or sell the Common Stock on terms at least as favorable as the undersigned can obtain elsewhere. If the Representative fails to accept in writing any such proposal for sale within three (3) business days after receipt of a notice containing such proposal, then the Representative shall have no claim or right with respect to any such sales contained in such notice. If, thereafter, such proposal is modified in any material respect, the undersigned shall adopt the same procedure as with respect to the original proposal. Public or private sales of Common Stock by the undersigned shall not include gifts, intra-family transfers or transfers for estate planning purposes, which shall be exempt from the provisions of this paragraph only.

     The undersigned further agrees that any rights that the undersigned may have to cause the Company to register with the Securities and Exchange Commission any Common Stock or any other securities of the Company are waived until a date that is 13 months from the Effective Date.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement which shall only become effective on the Effective Date.

                                              Very truly yours,



                                              By:
                                                 -------------------------------
                                              Print Name:
                                                         -----------------------

                                                       Less than 1% Shareholders

                                LOCK-UP AGREEMENT


                                January __, 1999

Schneider Securities, Inc.
1120 Lincoln Street, Suite 900
Denver, Colorado  80203

Ladies and Gentlemen:

     The undersigned understands that Schneider Securities, Inc. (the "Representative") proposes to enter into an Underwriting Agreement with Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), providing for the public offering of shares of common stock and/or common stock purchase warrants of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission. The date the Registration Statement is declared effective by the Securities and Exchange Commission is hereinafter referred to as the "Effective Date." The term "Common Stock" hereinafter means the Common Stock of the Company.

     In consideration of the agreement by the Representative to offer and sell the Securities in the public offering and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of 12 months from the Effective Date, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any Common Stock issuable or issued upon exercise of any options or warrants, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date, other than (i) in a nonpublic transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended, if the transferee agrees, as a condition to such transfer, to be bound by the restrictions contained herein and if the undersigned (except in the case of the undersigned's death) continues to be deemed the beneficial owner of the securities being transferred in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, or (ii) with the prior written consent of the Representative. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock and any of the other securities of the Company described above that are held by the undersigned except in compliance with the foregoing restrictions. The Representative may, in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder and, if the Representative releases any securities of any other security holder, the securities of the undersigned shall not be entitled to be released from this Lock-Up Agreement.

     The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned prior to the Effective Date for a period of 12 months from the Effective Date without the prior written consent of the Representative.

Schneider Securities, Inc.
January ___, 1999
Page 1

     The undersigned further agrees that for a period of three (3) years from the Effective Date, all public sales of the Company's Common Stock by the undersigned shall be effected through or with the Representative on an exclusive basis, provided that the Representative offers the best price reasonably available to the undersigned. In addition, for a period of three years commencing two years from the Effective Date in the case of private transactions in the Company's Common Stock, the undersigned shall offer the Representative the exclusive opportunity to purchase or sell the Common Stock on terms at least as favorable as the undersigned can obtain elsewhere. If the Representative fails to accept in writing any such proposal for sale within three (3) business days after receipt of a notice containing such proposal, then the Representative shall have no claim or right with respect to any such sales contained in such notice. If, thereafter, such proposal is modified in any material respect, the undersigned shall adopt the same procedure as with respect to the original proposal. Public or private sales of Common Stock by the undersigned shall not include gifts, intra-family transfers or transfers for estate planning purposes, which shall be exempt from the provisions of this paragraph only.

     The undersigned further agrees that any rights that the undersigned may have to cause the Company to register with the Securities and Exchange Commission any Common Stock or any other securities of the Company are waived until a date that is 12 months from the Effective Date.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement which shall only become effective on the Effective Date.

                                              Very truly yours,



                                              By:
                                                 -------------------------------
                                              Print Name:

                                                         Officers, Directors and
                                                         5% or more Shareholders

                                LOCK-UP AGREEMENT




                                January __, 1999



Schneider Securities, Inc.
1120 Lincoln Street, Suite 900
Denver, Colorado  80203

Ladies and Gentlemen:

     The undersigned understands that Schneider Securities, Inc. (the "Representative") proposes to enter into an Underwriting Agreement with Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), providing for the public offering of shares of common stock and/or common stock purchase warrants of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission. The date the Registration Statement is declared effective by the Securities and Exchange Commission is hereinafter referred to as the "Effective Date." The term "Common Stock" hereinafter means the Common Stock of the Company.

     In consideration of the agreement by the Representative to offer and sell the Securities in the public offering and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of 13 months from the Effective Date, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any Common Stock issuable or issued upon exercise of any options or warrants, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date, other than (i) in a nonpublic transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended, if the transferee agrees, as a condition to such transfer, to be bound by the restrictions contained herein and if the undersigned (except in the case of the undersigned's death) continues to be deemed the beneficial owner of the securities being transferred in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, or (ii) with the prior written consent of the Representative. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock and any of the other securities of the Company described above that are held by the undersigned except in compliance with the foregoing restrictions. The Representative may, in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder and, if the Representative releases any securities of any other security holder, the securities of the undersigned shall not be entitled to be released from this Lock-Up Agreement.

Schneider Securities, Inc.
January ___, 1999
Page 1

     The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned prior to the Effective Date for a period of 13 months from the Effective Date without the prior written consent of the Representative.

     In addition, the undersigned agrees that he, she or it will not sell, pledge, hypothecate or otherwise dispose of Common Stock or any of the other securities of the Company the undersigned owns prior to the Effective Date of the Registration Statement pursuant to Regulation S promulgated under the Securities Act of 1933, as amended, during such 13-month period without the prior written consent of the Representative.

     The undersigned further agrees that for a period of three (3) years from the Effective Date, all public sales of the Company's Common Stock by the undersigned shall be effected through or with the Representative on an exclusive basis, provided that the Representative offers the best price reasonably available to the undersigned. In addition, for a period of three years commencing two years from the Effective Date in the case of private transactions in the Company's Common Stock, the undersigned shall offer the Representative the exclusive opportunity to purchase or sell the Common Stock on terms at least as favorable as the undersigned can obtain elsewhere. If the Representative fails to accept in writing any such proposal for sale within three (3) business days after receipt of a notice containing such proposal, then the Representative shall have no claim or right with respect to any such sales contained in such notice. If, thereafter, such proposal is modified in any material respect, the undersigned shall adopt the same procedure as with respect to the original proposal. Public or private sales of Common Stock by the undersigned shall not include gifts, intra-family transfers or transfers for estate planning purposes, which shall be exempt from the provisions of this paragraph only.

     The undersigned further agrees that any rights that the undersigned may have to cause the Company to register with the Securities and Exchange Commission any Common Stock or any other securities of the Company are waived until a date that is 13 months from the Effective Date.

     The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement which shall only become effective on the Effective Date.

                                              Very truly yours,



                                              By:
                                                 -------------------------------
                                              Print Name:
                                                         -----------------------